ADVANCED SERIES TRUST

PROSPECTUS DATED MAY 1, 2010

SUPPLEMENT DATED JUNE 2, 2010

This supplement sets forth changes to the Prospectus, dated May 1, 2010 (the Prospectus), of Advanced Series Trust (the Trust). The Portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

I. AST Academic Strategies Asset Allocation Portfolio

The Board of Trustees of the Trust (the Board) recently approved: (i) adding AQR Capital Management, LLC (AQR) and CNH Partners, LLC (CNH, and together with AQR, the Arbitrage Subadvisers) as subadvisers for the AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio) to manage a new diversified arbitrage sleeve; (ii) amending the subadvisory agreement among Prudential Investments LLC, and AST Investment Services, Inc. (together, the Investment Managers) and First Quadrant, L.P. (First Quadrant) relating to the Academic Strategies Portfolio to permit First Quadrant to manage a new currency sleeve for the Academic Strategies Portfolio; and (iii) changing certain investment policies for the international fixed-income sleeve managed by Pacific Investment Management Company LLC (PIMCO) so that the sleeve hedges at least 80% of its foreign currency exposure under normal circumstances.

These changes are expected to become effective on or about July 16, 2010. Depending upon market, economic, and financial conditions as of July 16, 2010 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for the Arbitrage Subadvisers and First Quadrant to fully implement their respective investment strategies.

A. The section of the Prospectus entitled “More Detailed Information On How The Portfolios Invest—AST Academic Strategies Asset Allocation Portfolio” is hereby deleted and replaced with the following in order to reflect the changes described above:

AST Academic Strategies Asset Allocation Portfolio

 Investment Objective: The investment objective of the Academic Strategies Portfolio is to seek long-term capital appreciation. This investment objective is a non-fundamental investment policy of the Academic Strategies Portfolio and may be changed by the Board without shareholder approval. No guarantee can be given that the Academic Strategies Portfolio will achieve its investment objective, and the Academic Strategies Portfolio may lose money.

 Principal Investment Policies
The Academic Strategies Portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, it is currently expected that approximately 60% of the Academic Strategies Portfolio's assets will be allocated to traditional asset classes and approximately 40% of the Academic Strategies Portfolio's assets will be allocated to non-traditional asset classes and investment strategies. Those percentages are subject to change by the Investment Managers and Quantitative Management Associates LLC (QMA).

The overall asset allocation strategy for the Academic Strategies Portfolio is determined by QMA and the Investment Managers in consultation with a consultant that has been retained by AST Investment Services, Inc. (the Consultant). The assets of the Academic Strategies Portfolio may, but are not required to, be allocated among various traditional and non-traditional asset classes and the related investment categories and strategies as shown below.

Traditional Asset Classes
U.S. Large-Cap Equity	U.S. Mid-Cap Equity	U.S. Small-Cap Equity	International Equity	Fixed-Income
Growth	Growth	Growth	Developed Markets Growth	U.S. Investment Grade
Value	Value	Value	Developed Markets Value	U.S. High-Yield
Core	Emerging Markets	International (Hedged)
Emerging Markets
Non-Traditional Asset Classes
Real Estate	Real Return	Alternative
U.S. Real Estate	Commodities	Long/Short Market-Neutral
International Real Estate	Inflation-Indexed Securities	Global Tactical Asset Allocation
Global Infrastructure	Global Macro
Hedge Fund Replication
Diversified Arbitrage
Currency
Overlay
Long/Short Equity
Distressed Debt
Private Equity

* Real return means the annual percentage return realized on an investment, which is adjusted for changes in prices due to inflation or other external effects. Real return strategies generally seek to provide a return over the rate of inflation.

 The Consultant is expected to use academic research on asset allocation along with various quantitative and qualitative research methods to produce a proposed strategic allocation for the Academic Strategies Portfolio among the various traditional and non-traditional asset classes and the related investment categories and strategies. QMA and the Investment Managers are then expected to review the proposed strategic allocation from the Consultant. QMA and the Investment Managers will adjust the proposed strategic allocation based upon their own: (i) forward-looking assessment of global macroeconomic, market, financial, currency, security valuation, and other factors and (ii) quantitative and qualitative evaluation of the risks associated with investments in the relevant investment categories and strategies. PI will then: (i) identify other pooled investment vehicles, including, without limitation, open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the 1940 Act, such as "hedge funds") (collectively referred to as Underlying Portfolios) that may be used as fulfillment options for the specific investment categories or strategies and (ii) establish specific weighted combinations of Underlying Portfolios that are consistent with the Academic Strategies Portfolio's then-current asset allocation. PI will also seek to identify and retain Subadvisers to directly manage all or a portion of the assets that are allocated to a particular investment category or strategy. Under normal circumstances, the Academic Strategies Portfolio will invest approximately 65% of its assets in Underlying Portfolios, primarily other portfolios of the Trust. The Subadvisers directly manage the remaining 35% of the Academic Strategies Portfolio's assets under normal circumstances. Those percentages are subject to change by the Investment Managers and QMA.

PI will monitor the amount of active risk taken within the various investment categories and strategies by conducting holdings-based and returns-based analyses of the Academic Strategies Portfolio's direct and indirect portfolio holdings. QMA and the Investment Managers also expect to meet periodically with the Consultant. QMA and the Investment Managers, in consultation with the Consultant, will seek to opportunistically modify the allocations among the various investment categories and strategies, the Underlying Portfolios, and the Subadvisers based upon the latest academic research and their ongoing assessment of the above-referenced factors. The extent to which any recommendations from the Consultant are adopted is determined solely by the Investment Managers and QMA.

As set forth above, it is currently expected that the Academic Strategies Portfolio will invest a substantial portion of its assets in Underlying Portfolios, particularly other portfolios of the Trust. It is currently further expected the Subadvisers will directly manage the remaining portion of the Academic Strategies Portfolio's assets. Under the Investment Company Act of 1940 (the 1940 Act), the Subadvisers may invest Portfolio assets in "securities" (e.g. common stocks, bonds, etc.) and futures contracts, options on futures contracts, swap agreements, and other financial and derivative instruments that are not "securities" within the meaning of the 1940 Act (collectively, Other Investments).

Investments in Traditional Asset Classes. With the exception of the International Fixed-Income (Hedged) and Emerging Markets investment categories within the Fixed-Income asset class, it is currently expected that exposure to all of the remaining traditional investment categories will be obtained through investments in Underlying Portfolios that are portfolios of the Trust. PIMCO will serve as the Subadviser to the International Fixed-Income (Hedged) and Emerging Markets investment categories.

Underlying Portfolios. The principal investments of the Underlying Portfolios that are currently expected to be used in connection with the traditional asset classes are described below. Consistent with the investment objectives and policies of the Academic Strategies Portfolio, other Underlying Portfolios from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Academic Strategies Portfolio.

Underlying Portfolio	Principal Investments	Traditional Investment Category
AST Marsico Capital Growth	Invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks	Domestic Large- Cap Equity Growth
AST T. Rowe Price Large- Cap Growth	Invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies	Domestic Large- Cap Equity Growth
AST QMA US Equity Alpha

The Portfolio will use a long/short investment strategy. This means the Portfolio shorts a portion of the Portfolio and uses the proceeds of the shorts, or other borrowings, to purchase additional stocks long. Primarily invests at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers.

Domestic Large- Cap Equity Core
AST AllianceBernstein Growth & Income	Invests primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects	Domestic Large- Cap Equity Value
AST Large-Cap Value	Invests primarily in common stocks and securities convertible into common stocks of large cap companies	Domestic Large- Cap Equity Value
AST Neuberger Berman Mid-Cap Growth	Invests primarily in common stocks of medium capitalization companies	Domestic Mid-Cap Equity Growth
AST Mid-Cap Value	Invests primarily in mid capitalization stocks that appear to be undervalued	Domestic Mid-Cap Equity Value
AST Federated Aggressive Growth	Invests primarily in the stocks of small companies that are traded on national exchanges, NASDAQ stock exchange and the over-the-counter market	Domestic Small- Cap Equity Growth
AST Small-Cap Value	Invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued	Domestic Small- Cap Equity Value
AST International Growth	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Growth
AST International Value	Invests primarily in equity securities of foreign companies	International Equity: Developed Markets Value
AST Parametric Emerging Markets Equity	Invests primarily in equity securities of issuers located in emerging market countries or included (or considered for inclusion) as emerging market issuers in one or more broad-based market indices.	International Equity: Emerging Markets
AST PIMCO Total Return Bond	Invests primarily in fixed-income securities of varying maturities	Domestic Investment Grade Fixed-Income
AST Western Asset Core Plus Bond	Invests primarily in a portfolio of fixed-income and debt securities of various maturities	Domestic Investment Grade Fixed-Income
AST PIMCO Limited Maturity Bond	Invests primarily in fixed-income securities of varying maturities, so that the Portfolio's expected average duration will be from one to thre e years.	Domestic Investment Grade Fixed-Income
AST High Yield	Invests primarily in fixed-income investments that, at the time of purchase, are rated below investment grade	High-Yield Debt
Taxable Money Market Series of Dryden Core Investment Fund

Invests primarily in short-term money market instruments issued by the U.S. Government, its agencies and instrumentalities, commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies, and obligations issued by foreign banks, companies or governments

Money Market

International Fixed-Income (Hedged) (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this sleeve in fixed-income instruments of issuers located outside the United States, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The sleeve will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. PIMCO will select the sleeve's foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances. The average portfolio duration of this sleeve will normally vary within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of June 30, 2009 was 6.51 years. The sleeve will invest primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The sleeve may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. For purposes of this sleeve, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. PIMCO may concentrate the assets attributable to this sleeve in a relatively small number of issuers. Also, PIMCO may invest up to 10% of the total assets attributable to this sleeve in preferred stocks.

Emerging Markets Fixed-Income (PIMCO). For purposes of this investment category, an emerging market country shall be any country defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in fixed income instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non- U.S. currencies and the U.S. dollar. The average duration of the assets attributable to this investment category will normally vary within two years (plus or minus) of the duration of the JPMorgan Emerging Markets Bond Index. PIMCO will emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the country and currency composition for this investment category based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. PIMCO likely will concentrate the investment of assets attributable to this investment category in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

PIMCO may invest all of the assets attributable to this investment category in "junk bonds", subject to a maximum of 15% of such total assets in securities rated below B by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

Investments in Non-Traditional Asset Classes. With the exception of the U.S. Real Estate and International Real Estate investment categories within the Real Estate asset class, it is expected that exposure to the remaining non-traditional investment categories will be obtained primarily through the allocation of Portfolio assets to certain Subadvisers. Consistent with the investment objectives and policies of the Academic Strategies Portfolio, Underlying Portfolios from time to time may be added to, or removed from, the Academic Strategies Portfolio's list of available investment options.

Real Estate. As of January 31, 2010, exposure to the U.S. real estate and international real estate investment categories will be obtained through investments in the AST Cohen & Steers Real Estate Portfolio and the AST Global Real Estate Portfolio, respectively. The principal investments of these Underlying Portfolios are described below.

Underlying Trust Fund	Principal Investments	Traditional Investment Category
AST Cohen & Steers Real Estate	Invests primarily in equity securities of real estate companies	Domestic Real Estate
AST Global Real Estate	Invests primarily in equity securities of real estate companies on a global basis	Global Real Estate

The Investment Managers have retained the Subadvisers listed below to directly manage the assets allocated to the indicated nontraditional investment categories and strategies.

Subadvisers	Investment Categories and Strategies
Prudential Bache Asset Management (Bache)	Commodities
Pacific Investment Management Company LLC	Inflation-Indexed Securities
Pacific Investment Management Company LLC	International Fixed- Income (Hedged)
Pacific Investment Management Company LLC	Emerging Markets Fixed-Income
Jennison Associates LLC (Jennison)	Global Infrastructure
QMA	Long/Short Market Neutral
QMA	Overlay
Mellon Capital Management Corporation (Mellon Capital)	Global Tactical Asset Allocation
First Quadrant, L.P.	Global Macro
First Quadrant, L.P.	Currency
AlphaSimplex Group LLC	Hedge Fund Replication
AQR Capital Management, LLC and CNH Partners, LLC	Diversified Arbitrage

Commodities (Bache). Bache will seek to track the performance of the Bache Commodity IndexSM (the BCISM), a dynamic, long-only measure of the price behavior of various commodities traded in major exchanges worldwide. The primary objective of the BCISM is to provide broad-based exposure to global commodity markets. There are additional objectives of the BCI'sSM dynamic asset allocation methodology.

The first of these additional objectives is to provide broad, long-term diversified exposure to individual commodities within each major commodity sector (i.e., energy, metals, and agriculture) consistent with their overall importance to that sector as well as their market liquidity. The second additional objective is to ensure that the BCISM does not become dominated by a single commodity sector or by several commodities within a commodity sector. This is accomplished by employing upper and lower bounds on the market and commodity weights, and by frequent rebalancings of the weights of the individual commodities that comprise the BCISM . The third objective is to moderate the volatility inherent in the major commodity market sectors. This is accomplished by considering the optimized weights derived from the risk/return profiles of mean-variance efficient portfolios that can be created with the three major commodity sectors. Additional risk reduction factors considered in the BCISM methodology include systematically: (i) reducing near-term exposure to commodity markets that are experiencing price declines and increasing allocations to cash and cash equivalents and (ii) reducing the pricing impact that BCISM -linked investment products will have on the underlying commodity markets. This is accomplished through a precise roll methodology. Lastly, given the dynamic nature of commodity markets, overall construction of the BCISM is monitored by an advisory committee. The advisory committee, which meets annually (and otherwise as necessary), may recommend changes in BCISM components as well as its methodology. The methodology of, and intellectual property rights in, the Bache Commodity IndexSM are proprietary to, and owned by, PFDS Holdings, LLC, a Prudential Financial company.

Inflation-Indexed Securities (PIMCO). Under normal circumstances, PIMCO will invest at least 80% of the net assets attributable to this investment category in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of fixed income instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of the assets attributable to this investment category will normally vary within three years (plus or minus) of the duration of the Barclays Capital U.S. TIPS Index.

PIMCO will invest the assets attributable to this investment category primarily in investment grade securities, but may invest up to 10% of the total assets attributable to this investment category in high yield securities ("junk bonds") rated B or higher by Moody's, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. PIMCO also may invest up to 80% of the total assets attributable to this investment category in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. PIMCO may invest up to 10% of the total assets attributable to this investment category in securities and instruments that are economically tied to emerging market countries. PIMCO will normally limit the foreign currency exposure (from non- U.S. dollar-denominated securities or currencies) for this investment category to 20% of its total assets. PIMCO may concentrate the assets attributable to this investment category in a relatively small number of issuers.

PIMCO may all of the assets attributable to this investment category in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. PIMCO may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). Also, PIMCO may invest up to 10% of the total assets attributable to this investment category in preferred stocks.

Global Infrastructure (Jennison). The Jennison Global Infrastructure strategy is a multi-cap, core strategy with an absolute return focus. This strategy focuses on investments in infrastructure companies and infrastructure-related companies located throughout the world. Infrastructure companies are involved in providing the foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Infrastructure-related companies include wireless telecom firms that may or may not own the tower and companies involved in transport (shipping and trucking), construction, equipment manufacturing, and materials and aggregates. Assets held by infrastructure companies and infrastructure-related companies may include toll roads, airports, rail track, shipping ports, telecom infrastructure, hospitals, schools and utilities such as electricity, gas distribution networks and water. While Jennison believes its proprietary, fundamental research is critical for successful stock selection, Jennison also focuses on macroeconomic trends that may affect the companies in which it invests.

Long/Short Market Neutral (QMA). QMA's Long/Short Market Neutral strategy will use an objective, quantitative approach designed to exploit persistent mispricings among stocks and other related securities. The objective of this investment strategy is to provide consistent performance that is uncorrelated with the performance of the stock market. The portfolio holdings for this investment strategy will consist primarily of a broad universe of stocks. In general, this investment strategy will have long positions in companies that QMA deems relatively attractive and short positions in companies that QMA deems relatively unattractive, while also managing the overall risk of the assets attributable to this investment strategy.

Global Tactical Asset Allocation (Mellon Capital). This investment strategy will seek total return. To pursue this goal, Mellon Capital will normally utilize long and short positions in futures, options, or forward contracts to achieve timely and cost-effective investment exposure to global equity, bond, and currency markets, and in fixed-income securities. Mellon Capital will focus its investments among the major developed capital markets of the world, such as the U.S., Canada, Japan, Australia, and Western Europe. Mellon Capital will ordinarily invest in at least three countries. Although this strategy will focus on the world's major developed capital markets, Mellon Capital may invest up to 20% of the assets attributable to this investment strategy in emerging market countries. Mellon Capital also will invest in fixed-income securities, such as bonds, notes and money market instruments, to provide exposure to bond markets and for liquidity and income.

Mellon Capital's portfolio management team will seek to deliver alpha by applying a systematic, quantitative investment approach designed to identify and exploit relative misvaluations across and within global capital markets. Alpha is a measure of the risk-adjusted performance of an investment that factors in the individual risk of the security and not overall market risk. Alpha is often described as "stock specific return." Active investment decisions to take long or short positions in individual country, equity, bond, and currency markets are driven by this quantitative investment process and seek to capitalize on alpha generating opportunities within and among the major developed capital markets of the world. Mellon Capital's portfolio management team will analyze the valuation signals and estimate the expected returns from distinct sources of alpha—country equity markets, country bond markets, stock versus bond markets, and currency allocation—to construct a portfolio of long and short positions allocated across individual country, equity, bond, and currency markets. Because there is generally no limitation as to the amount of assets that are required to be invested in any one asset class, the holdings for this investment strategy generally will not have the same characteristics as the benchmark index that Mellon Capital will generally use to evaluate investment performance.

Global Macro (First Quadrant). This is a global macro strategy that seeks to add value through a risk controlled, disciplined, active quantitative investment process. The strategy invests in five independent alpha categories (comprised of 26 largely uncorrelated strategies) that are long/short and span a wide variety of asset classes. Global Macro tactically allocates risk between the different categories of the strategy to take advantage of inefficiencies when there is the greatest opportunity for gains.

The five alpha-categories are:

- Global Asset Class Selection

- Stock Country Selection

- Bond Country Selection

- Currency Selection

- Volatility Management

Hedge Fund Replication (AlphaSimplex). AlphaSimplex seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. Under normal market conditions, AlphaSimplex typically will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed-income securities, securities indices (including both broad- and narrow-based securities indices), currencies, commodities and other instruments. These investments are intended to provide risk and return characteristics similar to those of a diversified portfolio of hedge funds.

AlphaSimplex seeks to generate absolute returns over time rather than track the performance of any particular index of hedge fund returns. In selecting investments, AlphaSimplex uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds. These market exposures may include, for example, exposures to the returns of stocks, fixed-income securities (including U.S. and non-U.S. government securities), currencies and commodities. In estimating these market exposures, AlphaSimplex analyzes the returns of hedge funds included in one or more commercially available databases (for example, the Lipper TASS hedge fund database), and seeks to use a variety of derivative instruments to capture such exposures in the aggregate while adding value through dynamic allocation among market exposures and volatility management. AlphaSimplex will have great flexibility to allocate the strategy's derivatives exposure among various securities, indices, currencies, commodities and other instruments, and the amount of the assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. Whereas AlphaSimplex will not invest directly in hedge funds, it may invest in non-U.S. securities and instruments and securities and instruments traded outside the United States and expects to engage in non-U.S. currency transactions.

AlphaSimplex may engage in active and frequent trading of securities and other instruments. Frequent trading may produce high transaction costs, which may lower the strategy's return. As a temporary defensive measure, AlphaSimplex may hold any portion of its assets in cash and/or invest in money market instruments or high quality debt securities and take other defensive positions as it deems appropriate. AlphaSimplex may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Diversified Arbitrage (AQR and CNH). The diversified arbitrage sleeve will invest in a diversified portfolio of arbitrage and alternative investment strategies employed by hedge funds and proprietary trading desks of investment banks, including merger arbitrage, convertible arbitrage, and other kinds of arbitrage or alternative investment strategies described more fully below. CNH will tactically allocate the sleeve’s assets across alternative investment strategies with desirable anticipated returns based on market conditions.

CNH will utilize hedging strategies with the intent of (i) reducing the risk associated with each of the arbitrage strategies; (ii) keeping the overall volatility of the sleeve’s net assets relatively low; and (iii) keeping a relatively low correlation with the overall equity market. The diversified arbitrage sleeve will also engage extensively in short sales of securities. When the diversified arbitrage sleeve sells a security short, it borrows the security from a third party and sells it at the then current market price. The diversified arbitrage sleeve is then obligated to buy the security on a later date so that it can return the security to the lender. For arbitrage strategies, the diversified arbitrage sleeve will generally buy securities and simultaneously sell securities short in amounts that are intended to result in an approximately neutral economic exposure to overall market movements.

The diversified arbitrage sleeve will normally invest primarily in equity, convertible or corporate debt securities. The diversified arbitrage sleeve will have no policy with respect to the credit rating, maturity or duration of the debt securities in which it may invest, and may invest in debt securities of any credit rating, maturity or duration. In response to adverse market, economic or other conditions, such as the availability of attractive arbitrage opportunities (or lack thereof) and the level of merger activity, the diversified arbitrage sleeve may temporarily invest a substantial portion of its assets in cash or cash-equivalent securities.

Merger Arbitrage: When engaging in merger arbitrage, CNH will buy shares of the “target” company in a proposed merger or other reorganization between two companies. If the transaction is for the stock of the acquirer, CNH may seek to hedge the exposure to the acquirer by shorting the stock of the acquiring company in an amount determined with reference to the exchange ratio specified in the agreement between the acquirer and the target company.

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Merger arbitrage investments are based on the premise that when a merger or similar deal between two companies is announced, the stock price of the target generally increases substantially as a result of the premium offered by the acquirer, but trades at a small discount to the consideration offered by the acquirer until the deal closes.

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While most corporate deals close successfully, many investors holding a target company’s shares may choose to sell them before closing to avoid the potential for a steep loss in value if the transaction fails to close.

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The discount in the value of the target company’s stock reflects the tension between (i) the likelihood of a completed transaction paying a certain amount of consideration for a target’s shares and (ii) the willingness of holders of the target’s stock to sell their stock at a discount prior to closing to lock in gains and avoid the risk of a significant loss in value of the target’s stock if the transaction does not close.

The diversified arbitrage sleeve will invest in stocks of target companies in potential merger transactions based on CNH’s expected risk-adjusted return for the arbitrage transaction. In most cases, the diversified arbitrage sleeve will buy the target’s stock soon after the announcement of the merger transaction and in most cases will hold the stock until the deal is completed. While the diversified arbitrage sleeve will usually invest in the common stock of the target, it may also invest in other securities of the target such as convertible debentures, options, and bonds. The diversified arbitrage sleeve generally will invest in target firms located in the United States, but may also invest in target firms located in other countries if circumstances warrant.

Convertible Arbitrage: When employing a convertible arbitrage strategy, CNH will invest in Convertible Securities trading at discounts to their fundamental values (according to proprietary models) and attempts to mitigate the various risks associated with investing in such Convertible securities.

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A Convertible Security is a debenture or a preferred security that the holder may exchange into the common stock of a company at a pre-specified rate of conversion under certain circumstances. Because it offers an option to convert the security into common stock, the convertible security pays less interest or preferred dividend than any comparable non-convertible debt or preferred stock issued by the company.

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Convertible Securities are a substantial source of capital for many companies, especially those with high risk, low cash flows and immediate need for funding. Convertible securities are usually sold at a discount to their fundamental value and, given their limited liquidity, normally trade at a discount in the secondary market for a lengthy period of time until they mature, are redeemed or otherwise extinguished by corporate action.

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Convertible arbitrageurs (such as the diversified arbitrage sleeve) normally are the primary participants in the Convertible Securities market, and typically buy the Convertible Security and seek to mitigate the various risks associated with the security (i.e., equity risk, credit risk, and interest rate risk) by using various investment strategies. For example, equity risk may be hedged by shorting the stock of the issuer in an amount based on the sensitivity of the Convertible Security to the issuer’s stock.

In most cases, the holding period for an investment by the diversified arbitrage sleeve in a convertible arbitrage trade will be longer than a year, and could be several years for some investments. The diversified arbitrage sleeve generally will hold Convertible Securities of domestic issuers, but may purchase Convertible Securities of foreign issuers if circumstances warrant.

Other arbitrage strategies: CNH also may employ other arbitrage strategies, such as “when-issued trading” arbitrage, “stub-trading” arbitrage and “dual-class” arbitrage.

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When-issued arbitrage takes advantage of inefficiencies in the prices at which a parent’s and subsidiary’s stock are trading on a “when-issued” basis immediately prior to the spin-off of the subsidiary.

•	Stub-trading arbitrage takes advantage of inefficiencies in the prices at which a stock of a publicly traded parent corporation and its publicly traded subsidiary are trading.
•	Dual-class arbitrage takes advantage of inefficiencies in the prices at which different classes of a publicly traded company’s stock are trading.

The diversified arbitrage sleeve may employ additional arbitrage strategies as they arise.

Other Types of Alternative Investment Strategies used by Arbitrage Subadvisers: CNH will also pursue other, non-arbitrage “alternative” investment strategies as it sees market opportunities to do so. For example, the diversified arbitrage sleeve expects to enter into “price pressure” trades, and may invest in or engage in trading relative to “SPACs” (special purpose acquisition vehicles), short-term debt, distressed securities, and “PIPEs” (private investments in public entities).

When the diversified arbitrage sleeve enters into “price pressure” trades, it seeks to take advantage of situations in which concentrated buying or selling of securities by a particular group of investors overwhelms the regular trading for the security and affects the price at which the security trades. The diversified arbitrage sleeve will buy stocks subject to price pressure and will hedge these purchases by shorting market indices or comparable stocks.

Currency (First Quadrant). The investment objective for the currency sleeve is to seek to maximize return for a prescribed level of risk by making diversified investments in global currencies to take advantage of market anomalies. The goal of the mandate is to add value by opportunistically overweighting and underweighting developed market currencies. The risk/return goals are to add approximately 3% annual value added (over cash return.

First Quadrant, the sleeve’s subadviser, will use an active currency strategy designed to deliver uncorrelated returns (or alpha) at a prescribed level of risk. First Quadrant’s investment process is systematic, fundamentally-based, and seeks to exploit the drivers of relative value of currency markets while taking advantage of influences of both short-term and long-term capital flows, trade flows, and supply/demand pressures.

Overlay (QMA). Up to approximately 10% of the Academic Strategies Portfolio's net assets will be allocated to the Overlay investment category subadvised by QMA. Up to approximately 50% of the assets attributable to this investment category will be used to take long and short positions in ETFs, exchange-traded notes, various futures contracts and other publicly-traded securities. QMA will analyze the publicly available holdings of the Academic Strategies Portfolio and use a top-down approach to establish long and short tactical allocations among various components of the capital markets, including equities, fixed-income, and non-traditional assets. As such, this portion of the Overlay investment category is intended to function as an overlay for the entire Portfolio. The remaining assets attributable to this investment category may be allocated to: (i) index futures, other futures contracts, ETFs, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts.

It is currently expected that exposure to some or all of the remaining non-traditional investment categories and strategies will be obtained through investments in Underlying Portfolios other than portfolios of the Trust. A general description of Underlying Portfolios that pursue these types of investment strategies is provided below. The Investment Managers from time to time may: (i) seek exposure to additional non-traditional investment categories or strategies or (ii) retain additional Subadvisers to directly manage Portfolio assets to gain exposure to the then-available non-traditional investment categories or strategies. The Trust may, with Board approval, enter into or amend agreements with unaffiliated Subadvisers without shareholder approval pursuant to an exemptive order received by the Investment Managers and the Trust.

Long/Short Equity. Long/Short Equity funds invest on both long and short sides of equity markets, generally focusing on diversifying or hedging across particular sectors, regions, or market capitalizations. Fund managers generally have the flexibility to shift from value to growth investment styles; small to medium to large capitalization stocks; and net long to net short positions. Fund managers can also trade equity futures and options as well as equity related securities and debt or build portfolios that are more concentrated in sectors and/or industries than traditional long-only equity funds. Long/Short Equity funds generally tend to be more exposed to market risk (i.e., have a higher beta) than Long/Short Market Neutral funds.

Distressed Debt. Event Driven funds that focus on distressed situations invest across the capital structure of companies subject to financial or operational distress or bankruptcy proceedings. Such distressed securities tend to trade at substantial discounts to intrinsic value due to difficulties in assessing their proper value, lack of research coverage, or an inability of traditional investors to continue holding them. This strategy is generally long-biased in nature, but fund managers may take outright long, hedged, or outright short positions. The managers of distressed debt funds typically attempt to profit on the issuer's ability to improve its operation or the success of the bankruptcy process that ultimately leads to an exit strategy.

Private Equity. Private equity funds make investments in private companies (or private investments in public companies) in connection with the organization or restructuring of companies, including so-called leveraged buy-outs and management buy-outs.

Strategic Allocations and Asset Allocation Ranges. Under normal circumstances, the Academic Strategies Portfolio’s assets are generally allocated in accordance with the strategic allocations and asset allocation ranges set forth in the table below. Such strategic allocations and asset allocation ranges are approximate and subject to change from time to time.

Investment Category	Minimum Exposure	Strategic Allocation	Maximum Exposure
Domestic Equity	10%	20%	30%
International Equity	10%	20%	30%
Fixed-Income	20%	25%	35%
Real-Estate	0%	10%	20%
Commodities	5%	10%	15%
Alternatives Investments	5%	15%	25%

B. The following is added to the section of the Prospectus under the heading “How the Fund is Managed – Investment Subadvisers.”

AQR Capital Management, LLC (AQR), a Delaware limited liability company formed in 1998, serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio. AQR’s address is Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830. As of April 30, 2010, AQR and its affiliates had approximately $24 billion in assets under management.

CNH Partners, LLC (CNH), a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR, also serves as a subadviser for the diversified arbitrage segment of the Academic Strategies Portfolio. CNH is a joint venture created in 2001 by AQR and RAIM, LLC (“RAIM”). RAIM was formed by Mark Mitchell Ph.D. and Todd Pulvino Ph.D. CNH’s address is Two Greenwich Plaza, 1st Floor, Greenwich, CT 06830. CNH utilizes the infrastructure of AQR for non-portfolio management functions.

C. The section of the Prospectus entitled “How the Fund Is Managed – Investment Subadvisers – First Quadrant L.P.” is hereby deleted and replaced with the following:

First Quadrant L.P. (First Quadrant), which maintains its headquarters at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, is an affiliate of Affiliated Managers Group. As of April 30, 2010, First Quadrant had approximately $17.419 billion in assets under management, which includes market values for fully funded portfolios and the notional values for margin funded portfolios, all actively managed by First Quadrant and non-discretionary portfolios managed by joint venture partners using First Quadrant, L.P. investment signals. First Quadrant is defined in this context as the combination of all discretionary portfolios of First Quadrant, L.P. and its joint venture partners, but only wherein FQ has full investment discretion over the portfolios.

D. The following is added to the section of the Prospectus under the heading “How the Fund Is Managed– Portfolio Managers–AST Academic Strategies Asset Allocation Portfolio.”

(AQR Capital Management, LLC and CNH Partners, LLC: Diversified Arbitrage Segment
of Academic Strategies Portfolio)

The portfolio managers of AQR responsible for oversight of the diversified arbitrage segment of the Academic Strategies Portfolio are Ronen Israel and Lars Nielsen. The portfolio managers of CNH for the diversified arbitrage segment of the Academic Strategies Portfolio are Mark Mitchell, Ph.D. and Todd Pulvino, Ph.D. Their respective biographies are provided below.

Lars Nielsen is a Principal of AQR. Prior to joining AQR in 2000, he was an Analyst in the Quantitative Research Group of Danske Invest. Mr. Nielsen holds a B.Sc. and a M.Sc. in Economics from the University of Copenhagen, Denmark.

Ronen Israel is a Principal of AQR. Prior to joining AQR in 1999, he was a Senior Analyst at Quantitative Financial Strategies, Inc. Mr. Israel holds a B.S. in Economics from the Wharton School and a B.A.S. in Biomedical Science from the University of Pennsylvania, and an M.A. in Mathematics from Columbia University.

Mark Mitchell, Ph.D. is a co-founder and principal of CNH. Prior to co-founding CNH, Dr. Mitchell was a finance professor at University of Chicago (1990-1999) and Harvard University (1999-2003). Dr. Mitchell holds a Ph.D. in Economics from Clemson University and B.B.A. in Economics from University of Louisiana at Monroe.

Todd Pulvino, Ph.D. is a co-founder and principal of CNH. Prior to co-founding CNH, Dr. Pulvino was a member of the finance faculty of Northwestern University’s Kellogg School of Management and at Harvard Business School. Dr. Pulvino holds Ph.D. and A.M. degrees in Business Economics from Harvard University, an M.S. in Mechanical Engineering from the California Institute of Technology, and a B.Sc. degree in Mechanical Engineering from University of Wisconsin-Madison.

E. The section of the Prospectus entitled “How the Fund Is Managed– Portfolio Managers–AST Academic Strategies Asset Allocation Portfolio--(First Quadrant: Global Macro Segment)” is hereby deleted and replaced with the following:

(First Quadrant: Global Macro Segment and Currency Segment)

As a quantitative manager, First Quadrant employs a centralized team-based approach to investment research and portfolio management. Both functions are internal to FQ and not reliant on third-party providers. The mission of the internal Investment Research team is to continuously improve the multi-factor models used across First Quadrant strategies.

Ken Ferguson, Dori Levanoni, and Chuck Fannin are primarily responsible for the day-to-day management of the global macro segment of the Academic Strategies Portfolio.

Ken Ferguson, PhD, is one of two First Quadrant partners co-heading the firm's global macro research function. He is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining First Quadrant in 1994, Mr. Ferguson was initially focused on tactical asset allocation, currency, and global macro strategies.

Dori Levanoni is a First Quadrant partner co-heading the firm's global macro research function. He also is involved in all aspects of product development: model building, risk measurement, risk allocation, and portfolio optimization. On joining the investment research team in 1998, Dori was initially focused on tactical asset allocation, currency, and global macro strategies and subsequently served as manager of currency research and director of the currency product.

Chuck Fannin is a senior member of First Quadrant's derivatives trading program and oversees the global options-based strategies. Prior to joining First Quadrant in 2008, Mr. Fannin was a partner at a start-up firm from 2005 to 2007. Mr. Fannin was a Vice President at CastleArk Management, an investment management firm, from 2001 to 2004.

Ken Feguson,and Dori Levanoni are primarily responsible for the day-to-day management of the currency segment of the Academic Strategies Portfolio. Biographies for Mr. Ferguson and Mr. Levanoni are included above.

II. AST High Yield Portfolio

The Board recently approved replacing Pacific Investment Management Company LLC (PIMCO) as the subadviser for the AST High Yield Portfolio (the High Yield Portfolio) with J.P. Morgan Investment Management, Inc. (J.P. Morgan) and Prudential Investment Management, Inc. (PIM). Implementation of the proposed subadvisory agreement between the Investment Managers and PIM with respect to the High Yield Portfolio (the PIM Subadvisory Agreement) also requires the approval of the beneficial holders of a majority of the High Yield Portfolio’s outstanding voting securities. For these purposes, a “majority of the outstanding voting securities” of the High Yield Portfolio means the lesser of: (i) 67% of the High Yield Portfolio’s voting shares represented at a meeting at which more than 50% of the High Yield Portfolio’s outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the High Yield Portfolio’s outstanding voting shares.

Assuming receipt of the required shareholder approval of the PIM Subadvisory Agreement, it is expected that J.P. Morgan and PIM will replace PIMCO as subadvisers to the High Yield Portfolio on September 13, 2010. Depending upon market, economic, and financial conditions as of September 13, 2010 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for J.P. Morgan and PIM to dispose of securities and other financial instruments held by the High Yield Portfolio that were purchased by PIMCO and to begin to implement their respective high yield investment strategies.

III. AST T. Rowe Price Asset Allocation Portfolio

The AST T. Rowe Price Asset Allocation Portfolio (the TRP Portfolio) will invest, under normal circumstances, approximately 60% of its total assets in equity securities and 40% in fixed income securities. This mix may vary over shorter time periods; the equity portion may range between 50-70% and the fixed income portion between 30-50%.

T. Rowe Price Associates, Inc., the TRP Portfolio’s subadviser, concentrates common stock investments in larger, more established companies, but the TRP Portfolio may include small and medium-sized companies with good growth prospects. The TRP Portfolio's exposure to smaller companies is not expected to be substantial, and will not constitute more than 30% of the equity portion of the TRP Portfolio. Up to 35% of the equity portion may be invested in foreign (non-U.S. dollar denominated) equity securities. The fixed income portion of the TRP Portfolio will be allocated among investment grade securities (50-100% of the fixed income portion); high yield or "junk" bonds (up to 30% of the fixed-income portion); foreign (non-U.S. dollar denominated) high quality debt securities and emerging market securities (up to 30% of the fixed-income portion); and cash reserves (up to 40% of the fixed-income portion). Cash reserves may consist of U.S.-dollar and non U.S.-dollar currencies.

The TRP Portfolio will begin to invest in emerging market debt securities in accordance with the above-described guidelines on or about June 30, 2010.The portfolio manager listed below will handle the day-to-day management of the assets allocated to the emerging markets debt securities asset class.

The following is added to the section of the Prospectus under the heading, “How the Fund is Managed – Portfolio Managers – AST T. Rowe Price Asset Allocation Portfolio.”

Michael J. Conelius, CFA, is a Vice President of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc., and is responsible for the TRP Portfolio’s emerging market debt securities investments. Mr. Conelius joined the firm in 1988.

ASTSUP2

ADVANCED SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

SUPPLEMENT DATED JUNE 2, 2010

This supplement sets forth changes to the Statement of Additional Information, dated May 1, 2010 (the SAI), of Advanced Series Trust (the Trust). The Portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

I. Additional Subadvisory Arrangements for AST Academic Strategies Asset Allocation Portfolio

The Board of Trustees of the Trust (the Board) recently approved: (i) adding AQR Capital Management, LLC (AQR) and CNH Partners, LLC (CNH, and together with AQR, the Arbitrage Subadvisers) as subadvisers for the AST Academic Strategies Asset Allocation Portfolio (the Academic Strategies Portfolio) to manage a new diversified arbitrage sleeve and (ii) amending the subadvisory agreement among Prudential Investments LLC, and AST Investment Services, Inc. (together, the Investment Managers) and First Quadrant, L.P. (First Quadrant) relating to the Academic Strategies Portfolio to permit First Quadrant to manage a new currency sleeve for the Academic Strategies Portfolio.

These changes are expected to become effective on or about July 16, 2010. Depending upon market, economic, and financial conditions as of July 16, 2010 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for the Arbitrage Subadvisers and First Quadrant to fully implement their respective investment strategies.

A. The section of the SAI entitled “Management & Advisory Arrangements—Subadvisers—AST Academic Strategies Asset Allocation Portfolio” is hereby revised by including the following information relating to the Arbitrage Subadvisers’ contractual subadvisory fee rate for the diversified arbitrage sleeve of the Academic Strategies Portfolio as shown in the table below.

Subadviser	Contractual Subadvisory Fee Rates
AQR Capital Management, LLC and CNH Partners, LLC	1.00% of average daily net assets to $100 million; and 0.90% of average daily net assets exceeding $100 million (Diversified Arbitrage segment only)

B. The information relating to First Quadrant’s contractual subadvisory fee rate for the Academic Strategies Portfolio that appears in the section of the Prospectus entitled “Management & Advisory Arrangements—Subadvisers—AST Academic Strategies Asset Allocation Portfolio—First Quadrant” is hereby deleted and replaced with the following:

Subadviser	Contractual Subadvisory Fee Rates
First Quadrant, L.P.

0.90% of average daily net assets

(Global Macro segment only)

0.65% of average daily net assets to $100 million;
0.55% of average daily net assets from $100 million to $200 million; and
0.50% of average daily net assets exceeding $200 million

(Currency segment only)*

* For purposes of calculating the fee payable to First Quadrant with respect to the currency sleeve of the Academic Strategies Portfolio, the assets managed by First Quadrant in the global macro sleeve of the Academic Strategies Portfolio will be aggregated with the assets managed by First Quadrant in the currency sleeve of the Academic Strategies Portfolio.

C. The section of the SAI entitled “Portfolio Managers: Other Accounts--Additional Information About the Portfolio Managers–Other Accounts and Fund Ownership –AST Academic Strategies Asset Allocation Portfolio” is hereby revised by including the following information relating to Messrs Nielsen, Israel, Mitchell, and Pulvino as shown in the table below.

The following tables set forth information about the Academic Strategies Portfolio and accounts other than the Academic Strategies Portfolio for which certain of such Portfolio's portfolio managers are primarily responsible for the day-to-day portfolio management as of the Trust's most recently completed fiscal year (i.e., December 31, 2009). The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by such portfolio managers as of the Trust's most recently completed fiscal year (i.e., December 31, 2009).

Subadviser	Portfolio Manager	Registered Investment Companies No./$ Amount	Other Pooled Investment Vehicles No./$ Amount	Other Accounts No./$ Amount	Ownership of Portfolio $ Range
AQR Capital Management, LLC	Lars Nielsen	15/$1,941,062,026	39/$6,283,974,697	50/$13,520,910,612	None

AQR Capital Management, LLC	Ronen Israel	15/$1,941,062,026	39/$6,283,974,697	50/$13,520,910,612	None
CNH Partners, LLC	Mark Mitchell, Ph.D.	1/$238,837,541	6/$999,430,108	2/$79,881,499	None

CNH Partners, LLC	Todd Pulvino, Ph.D.	1/$238,837,541	6/$999,430,108	2/$79,881,499	None

D. The information relating to the First Quadrant portfolio managers appearing in the section of the Prospectus entitled “Portfolio Managers: Other Accounts--Additional Information About the Portfolio Managers–Other Accounts and Fund Ownership –AST Academic Strategies Asset Allocation Portfolio--(First Quadrant)” is hereby deleted and replaced with the following:

The following tables set forth information about the Academic Strategies Portfolio and accounts other than the Academic Strategies Portfolio for which certain of such Portfolio's portfolio managers are primarily responsible for the day-to-day portfolio management as of the Trust's most recently completed fiscal year (i.e., December 31, 2009). The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by such portfolio managers as of the Trust's most recently completed fiscal year (i.e., December 31, 2009).

Global Macro Segment

Subadviser	Portfolio Manager	Registered Investment Companies No./$ Amount	Other Pooled Investment Vehicles No./$ Amount	Other Accounts No./$ Amount	Ownership of Portfolio $ Range
First Quadrant, L.P.	Ken Ferguson	4 accounts/ $532,965,405	8 accounts/ $1,391,579,015	19 accounts/ $11,412,448,572	None
		None	4 accounts/ $1,198,673,188	6 accounts/ $1,938,701,456
First Quadrant, L.P.	Dori Levanoni	4 accounts/ $532,965,405	8 accounts/ $1,391,579,015	19 accounts/ $11,412,448,572	None
		None	4 accounts/ $1,198,673,188	6 accounts/ $1,938,701,456
First Quadrant, L.P.	Chuck Fannin	2 accounts/ $200,126,932	2 accounts/ $910,006,126	2 accounts/ $456,145,831	None
		None	2 accounts/ $910,006,126	None

Currency Segment

Subadviser	Portfolio Manager	Registered Investment Companies No./$ Amount	Other Pooled Investment Vehicles No./$ Amount	Other Accounts No./$ Amount	Ownership of Portfolio $ Range
First Quadrant, L.P.	Ken Ferguson	5 accounts/ $601,069,912	8 accounts/ $1,391,579,015	19 accounts/ $11,412,448,572	None
		None	4 accounts/ $1,198,673,188	6 accounts/ $1,938,701,456
First Quadrant, L.P.	Dori Levanoni	5 accounts/ $601,069,912	8 accounts/ $1,391,579,015	19 accounts/ $11,412,448,572	None
		None	4 accounts/ $1,198,673,188	6 accounts/ $1,938,701,456

E. The section of the SAI entitled “Portfolio Managers: Compensation and Conflicts Policies-- Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest” is hereby revised by including the following information relating to the compensation and conflict of interest policies of the Arbitrage Subadvisers.

Set forth below, for each Arbitrage Subadviser portfolio manager listed above, is an explanation of the structure of, and method(s) used by the Arbitrage Subadvisers to determine, portfolio manager compensation. Also set forth below, for each Arbitrage Subadviser portfolio manager listed above, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the diversified arbitrage segment of the Academic Strategies Portfolio's investments and investments in other accounts.

AQR Capital Management, LLC and CNH Partners, LLC: Diversified Arbitrage Segment
of Academic Strategies Portfolio

Compensation for Portfolio Managers that are Principals of AQR or CNH: The compensation for each of the portfolio managers that are a Principal of AQR or CNH, as applicable, is in the form of distributions based on the revenues generated by AQR or CNH, as the case may be. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR or CNH. Revenue distributions are also a function of assets under management and performance of the funds managed by AQR and CNH. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

Compensation for Portfolio Managers that are not Principals of AQR or CNH: The compensation for the portfolio managers that are not Principals of AQR primarily consists of a fixed base salary and a discretionary bonus. Under AQR’s salary administration system, salary increases are granted on a merit basis, and in this regard, salaries are reviewed at least annually under a formal review program. Job performance contributes significantly to the determination of any salary increase; other factors, such as seniority and contributions to AQR are also considered. Discretionary bonuses are determined by the portfolio manager’s individual performance, including efficiency, contributions to AQR and quality of work performed. A portfolio manager’s performance is not based on any specific fund’s or strategy’s performance, but is affected by the overall performance of the firm.

Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Academic Strategies Portfolio, including other accounts of the AQR, CNH, or their affiliates, such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the portfolio managers in a personal or other capacity, and may include registered investment companies and unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act of 1940 (such companies are commonly referred to as “hedge funds”). Management of other accounts in addition to the Academic Strategies Portfolio can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Academic Strategies Portfolio, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Academic Strategies Portfolio, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Academic Strategies Portfolio. Because of their positions with respect to the Academic Strategies Portfolio and other funds managed AQR or CNH, the portfolio managers know the size, timing and possible market impact of the Academic Strategies Portfolio’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Academic Strategies Portfolio. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both the Academic Strategies Portfolio and other accounts managed by AQR or CNH, but may not be available in sufficient quantities for both the Academic Strategies Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Academic Strategies Portfolio and another account. Whenever decisions are made to buy or sell securities by the Academic Strategies Portfolio and one or more of the other accounts simultaneously, AQR, CNH, or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Academic Strategies Portfolio will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Academic Strategies Portfolio from time to time, it is the opinion of the Arbitrage Subadvisers that the overall benefits outweigh any disadvantages that may arise from this practice.

AQR, CNH, and their portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees.

AQR and CNH have implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) to seek to address potential conflicts that may arise in connection with the management of the Academic Strategies Portfolio, other funds managed by AQR and CNH, separately managed accounts, and other accounts.

II. AST T. Rowe Price Asset Allocation Portfolio (TRP Portfolio)

A. The information relating to the contractual subadvisory fee rate for T. Rowe Price Associates, Inc. in connection with the AST T. Rowe Price Asset Allocation Portfolio that appears in the section of the Prospectus entitled “Management & Advisory Arrangements—Subadvisers—AST T. Rowe Price Asset Allocation Portfolio” is hereby deleted and replaced with the following:

Subadviser	Contractual Subadvisory Fee Rates
T. Rowe Price Associates, Inc.	0.50% of average daily net assets to $25 million; 0.35% of average daily net assets over $25 million to $50 million; 0.26% of average daily net assets over $50 million*

_____

* T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. have voluntarily agreed to waive the compensation due to them under the subadvisory agreements for the TRP Portfolios (as defined below) to the extent necessary to reduce their effective monthly subadvisory fees for the TRP Portfolios by the following percentages based on the combined average daily net assets of the TRP Portfolios.

Combined Asset Levels of TRP Portfolios	Percentage Fee Waiver
Assets up to $750 million	No Fee Reduction
Assets between $750 million and $1.5 billion	5.0% Fee Reduction
Assets between $1.5 billion and $3.0 billion	7.5% Fee Reduction
Assets above $3.0 billion	10.0% Fee Reduction

The TRP Portfolios comprise the following:

·	AST T. Rowe Price Asset Allocation Portfolio of Advanced Series Trust

·	AST T. Rowe Price Global Bond Portfolio of Advanced Series Trust

·	AST T. Rowe Price Large-Cap Growth Portfolio of Advanced Series Trust

·	AST T. Rowe Price Natural Resources Portfolio of Advanced Series Trust

·	AST Advanced Strategies Portfolio of Advanced Series Trust

·	Global Portfolio of The Prudential Series Fund

B. The section of the SAI entitled “Portfolio Managers: Other Accounts--Additional Information About the Portfolio Managers–Other Accounts and Fund Ownership–AST T. Rowe Price Asset Allocation Portfolio” is hereby revised by including the following information relating to Michael J. Conelius.

The following tables set forth information about the TRP Portfolio and accounts other than the TRP Portfolio for which Mr. Conelius is primarily responsible for the day-to-day portfolio management as of the Trust's most recently completed fiscal year (i.e., December 31, 2009). The table shows, for Mr. Conelius, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by Mr. Conelius as of the Trust's most recently completed fiscal year (i.e., December 31, 2009).

Subadviser	Portfolio Manager	Registered Investment Companies No./$ Amount	Other Pooled Investment Vehicles No./$ Amount	Other Accounts No./$ Amount	Ownership of Portfolio $ Range
T. Rowe Price Associates, Inc.	Michael J. Conelius	9/$2,164,025,020	11/$3,656,597,880	None	None

ASTSAISUP1